UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: AUGUST 31, 2004
                         ----------------

Date of reporting period:  FEBRUARY 29, 2004
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                       [LIGHTHOUSE OPPORTUNITY FUND LOGO]

                               SEMI-ANNUAL REPORT
                                  (Unaudited)

                            For the Six Months Ended
                               February 29, 2004

TO OUR FELLOW SHAREHOLDERS:

The first six months of the current fiscal year, which began on September 1, 2003, saw a continuation of positive market momentum. Accordingly, the Lighthouse Opportunity Fund was up 16.02% during the period. This result compares with the S&P 500 Index, which was up 14.59% and the small-cap Russell 2000, which was up 18.34%. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.

Our investments in the Energy, Technology and Healthcare sectors were particularly strong during the period, but in fact, no sectors owned by the Fund had negative returns. As a sign of how strong the market breadth has been, it is interesting to note that within the S&P 500 no sector had negative returns during the period and only Consumer Discretionary failed to deliver double-digit returns!

As of February 29, 2004, the Fund's heaviest sector weighting continued to be in Technology at 20.5% followed by the Healthcare sector at 13.8% and the Energy sector at 12.6%. Our consumer holdings continue to consist of companies sensitive to economic trends rather than the more defensive consumer staples.
As of February 29, 2004 the only sectors not represented in the portfolio were Telecommunication Services and Materials due to a previous lack of attractive opportunities in those areas. Cash represented 22.1% of the portfolio, down slightly from the 23.1% it represented at August 31, 2003.

We increased our energy holdings in the early part of the fiscal year in what turned out to be fortuitous timing as the Energy sector subsequently out-performed the market in response to investors' strengthening conviction of continuing high energy prices. We initiated positions in Anadarko Petroleum and ENSCO International and added to our position in Pogo Producing. We took advantage of the strong sector move to later sell our positions in Royal Dutch Petroleum and Mitcham Industries. The net effect of these changes increased our weighting in Energy by 2.2% to 12.6%

In the Consumer sector, we sold our positions in Multimedia Games and Boyd Gaming due, in part, to superior relative stock performance. We initiated positions in R.H. Donnelley, a Yellow Pages publisher and two retailers:
Charlotte Russe and Casual Male Retail Group. Positions were also reduced in CEC Entertainment and Quiksilver as those stocks performed well. Overall, our Consumer weighting was essentially unchanged at 12.4%.

In the Financial sector, we increased our weighting slightly to 6.3%, buying Clark, Inc, an insurance broker and adding to our positions in Allstate and Travelers Property & Casualty, both of which had underperformed during the market advance.

We made a number of moves in the Healthcare sector, selling under-performing positions in MIM Corporation and Neurobiological Technologies. We initiated positions in the following companies: Hologic, a medical imaging company; NPS Pharmaceutical, a biotech company; and EPIX Medical, which makes MRI contrast agents. Finally, our Caremark RX holdings were both added to and trimmed during the period as we took advantage of volatile stock price movements in response to its announced merger with AdvancePCS. The net effect of these changes increased our weighting in Healthcare by 2.0%.

In the Industrials sector, we made only a few changes, the net of which left the sector weighting virtually unchanged at 8.3%. We sold our Shaw Group holdings and started a new position in First Data Corporation, a transaction processing company.

We were active in the Technology sector, reducing our weighting by 2.8%. We took advantage of continued stock price increases to lower our weightings in International Rectifier, Foundry Networks, SpectraLink Corporation, Merix Corporation, Universal Display and Applied Films. We also sold our holdings in Actel and Kemet. We initiated a position in Brillian Corporation, a development-stage company on the cusp of introducing High Definition digital televisions using a novel technology. We also bought Mobility Electronics, a manufacturer of universal power supply and charging devices.

ECONOMIC AND MARKET CONDITIONS

The economy continues to reflect strong growth. While we are not surprised by this growth and in fact had positioned our holdings in anticipation of it, we have been surprised that job growth is still missing. As before, we suspect that growth in employment is just around the corner, but in the event we are wrong, that would be cause for concern as our economy is ultimately dependent on a strong consumer. As we have previously mentioned, continued economic growth will probably cause the Federal Reserve to begin tightening the money supply and raise short-term interest rates. "Real" short-term rates are currently negative, a status that is not sustainable and typically leads to increases in those rates. Furthermore, historically when the Fed has begun "tightening", it has done so in a succession of increases that ultimately increases rates by a few percent. Meanwhile, the bond markets have already begun their own tightening as reflected in historically high steepness of the yield curve. While there has been no lack of debate or discussion as to the timing of a Fed tightening, we suspect when it does occur it will be met with a knee-jerk stock market sell-off, in which case we stand ready to put our cash to work.

The stock market in our opinion is now at fair value, unlike a year ago when a tremendous buying opportunity presented itself. Unlike a year ago when fear, pessimism and risk aversion ruled the day, today the opposite exists. Greed is more in vogue as reflected by very optimistic investor sentiment, mounting margin balances and amazing speculation in many bulletin board stocks. Corporate credit spreads are approaching historical lows. Much good news has been capitalized by the stock and bond markets while always present risks are being disregarded, creating a situation where disappointment of any kind could cause a sell-off.

While by no means a "bubble" like we saw in 1999, the current environment is one that gives us caution. One thing that is different today than in the bubble is that back then, there were still tremendous values to be found if one just looked past technology stocks and mega-cap stocks. This explains how the Fund was able to post positive performance in the face of what many called a bear market. Today, small cap and mid cap indices are hitting new all time highs and the search for value is sparing and difficult. In the meantime, we will continue to do what we do best and that is to find individual quality companies, no matter the size or industry, whose stock prices do not yet reflect our opinion of their intrinsic value.

CONCLUSION

We are pleased with the Fund's overall performance so far this fiscal year. We continue to hold high levels of cash, counter to what many other mutual funds and investors are doing today. We look forward to cautiously putting that cash to work by investing in quality, growing companies. Discrimination in stock selection and purchases becomes of paramount importance. Our goal is to continue our diligent research to discover such companies, resulting in value-added performance over time, regardless of the dynamics of the overall market. We look forward to reporting our progress to you in the months and years ahead.

Sincerely,

/s/ Christopher A. Matlock

Christopher A. Matlock, CPA, CFA
Portfolio Manager

March 11, 2004

Opinions expressed are those of Christopher A. Matlock and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

These indices are unmanaged and commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the Fund's holdings as of February 29, 2004.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Quasar Distributors, LLC, distributor.  (04/04)

                          LIGHTHOUSE OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at February 29, 2004 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 76.7%

ADVERTISING SERVICES: 1.3%
     3,150   R.H. Donnelley Corp.*<F2>                             $   136,553
                                                                   -----------

AIRLINES: 0.9%
     7,100   Southwest Airlines Co.                                     98,051
                                                                   -----------

APPAREL MANUFACTURING: 2.2%
     3,500   Jones Apparel
               Group, Inc.                                             130,550
     5,200   Quiksilver, Inc.*<F2>                                     102,024
                                                                   -----------
                                                                       232,574
                                                                   -----------

BIOTECHNOLOGY: 5.7%
     4,000   Celgene Corp.*<F2>                                        163,960
    17,400   Isis Pharmaceuticals, Inc.*<F2>                           138,330
    11,450   Ligand
               Pharmaceuticals, Inc.*<F2>                              176,215
     4,200   NPS
               Pharmaceuticals, Inc.*<F2>                              125,874
                                                                   -----------
                                                                       604,379
                                                                   -----------

COMMERCIAL SERVICES: 5.3%
     3,100   First Data Corp.                                          127,038
     6,050   Navigant
               International, Inc.*<F2>                                105,512
     3,800   Republic Services, Inc.                                    99,712
     3,450   Sabre Holdings Corp.                                       78,281
     5,350   SunGard Data
               Systems, Inc.*<F2>                                      155,524
                                                                   -----------
                                                                       566,067
                                                                   -----------

COMMUNICATIONS EQUIPMENT:  3.0%
     4,400   Foundry Networks, Inc.*<F2>                               103,840
     4,550   SpectraLink Corp.                                          75,803
    29,500   Sycamore
               Networks, Inc.*<F2>                                     138,945
                                                                   -----------
                                                                       318,588
                                                                   -----------

COMPUTERS - PERIPHERAL EQUIPMENT: 1.4%
    16,900   Mobility
               Electronics, Inc.*<F2>                                  149,565
                                                                   -----------

CONSUMER PRODUCTS: 1.1%
     3,250   Fossil, Inc.*<F2>                                         112,970
                                                                   -----------

ELECTRICAL COMPONENTS & EQUIPMENT: 1.2%
     8,950   American
               Superconductor Corp.*<F2>                               124,226
                                                                   -----------

ELECTRONIC COMPONENTS: 3.6%
     5,500   Coherent, Inc.*<F2>                                       156,420
     4,050   Merix Corp.*<F2>                                           99,630
     8,300   Universal Display Corp.*<F2>                              124,998
                                                                   -----------
                                                                       381,048
                                                                   -----------

ELECTRONIC INSTRUMENTS: 1.8%
     8,100   Keithley
               Instruments, Inc.                                       187,596
                                                                   -----------

EXCHANGE-TRADED FUNDS: 4.1%
    18,000   Utilities Select
               Sector SPDR Fund                                        436,680
                                                                   -----------

HEALTH CARE PRODUCTS: 4.1%
     4,100   Baxter International, Inc.                                119,392
     6,800   EPIX Medical, Inc.*<F2>                                   143,276
     8,900   Hologic, Inc.*<F2>                                        178,000
                                                                   -----------
                                                                       440,668
                                                                   -----------

HEALTH CARE SERVICES: 4.0%
     4,300   Apria Healthcare
               Group, Inc.*<F2>                                        134,418
     3,325   Caremark Rx, Inc.*<F2>                                    107,264
     5,300   Triad Hospitals, Inc.*<F2>                                187,037
                                                                   -----------
                                                                       428,719
                                                                   -----------

INSURANCE: 3.8%
     4,550   The Allstate Corp.                                        207,617
    10,500   Travelers Property
               Casualty Corp.                                          191,520
                                                                   -----------
                                                                       399,137
                                                                   -----------

INSURANCE BROKERAGE: 1.2%
     7,600   Clark, Inc.*<F2>                                          128,060
                                                                   -----------

INVESTMENT BANKING/BROKERAGE: 1.4%
     1,675   The Bear Stearns
               Cos., Inc.                                              147,132
                                                                   -----------

MANUFACTURING EQUIPMENT: 3.8%
     2,800   Applied Films Corp.*<F2>                                   97,496
     8,500   Newport Corp.*<F2>                                        149,005
    27,400   Trikon
               Technologies, Inc.*<F2>                                 162,482
                                                                   -----------
                                                                       408,983
                                                                   -----------

MANUFACTURING SERVICES: 1.7%
     9,300   Sypris Solutions, Inc.                                    180,513
                                                                   -----------

MEDIA: 0.7%
     2,175   Univision
               Communications,
               Inc.*<F2>                                                77,495
                                                                   -----------

OIL & GAS DRILLING: 1.1%
     3,800   ENSCO
               International, Inc.                                     111,606
                                                                   -----------

OIL & GAS EXPLORATION & PRODUCTION: 6.1%
     2,225   Anandarko
               Petroleum Corp.                                         114,031
     3,750   Cimarex Energy Co.*<F2>                                   104,250
     2,700   Pogo Producing Co.                                        122,499
    10,750   Ultra Petroleum Corp.*<F2>                                313,470
                                                                   -----------
                                                                       654,250
                                                                   -----------

OIL & GAS PIPELINES: 2.2%
     7,450   Plains All American
               Pipeline, L.P.                                          237,581
                                                                   -----------

OILFIELD EQUIPMENT/SERVICES: 1.6%
     5,750   National-Oilwell, Inc.*<F2>                               170,833
                                                                   -----------

RESTAURANTS: 2.5%
     2,425   CEC
               Entertainment, Inc.*<F2>                                132,332
     9,000   Chicago Pizza
               & Brewery, Inc.*<F2>                                    131,220
                                                                   -----------
                                                                       263,552
                                                                   -----------

RETAIL - SPECIALTY: 3.7%
    18,100   Casual Male
               Retail Group, Inc.*<F2>                                 153,850
    10,650   Charlotte Russe
               Holding, Inc.*<F2>                                      161,667
     4,275   Christopher &
               Banks Corp.                                              79,643
                                                                   -----------
                                                                       395,160
                                                                   -----------

SEMICONDUCTORS: 3.1%
     2,175   Analog Devices, Inc.                                      108,532
    12,000   Brillian Corp.*<F2>                                       100,800
     2,725   International
               Rectifier Corp.*<F2>                                    125,786
                                                                   -----------
                                                                       335,118
                                                                   -----------

SHIPPING: 1.9%
     6,250   Frontline, Ltd.                                           202,813
                                                                   -----------

SOFTWARE: 0.7%
     2,700   Synopsys, Inc.*<F2>                                        79,596
                                                                   -----------

TRUCKING: 1.5%
     5,750   Arkansas Best Corp.                                       157,435
                                                                   -----------

TOTAL COMMON STOCKS
  (cost $5,881,849)                                                  8,166,948
                                                                   -----------

PREFERRED STOCK: 1.3%

OIL & GAS EXPLORATION & PRODUCTION: 1.3%
     5,400   Westport Resources Corp.
               (cost $100,220)                                         137,430
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENT:  22.1%
$2,355,729   Federated Cash Trust
               (cost $2,355,729)                                     2,355,729
                                                                   -----------
TOTAL INVESTMENTS IN
  SECURITIES: 100.1%
  (cost  $8,337,798+<F3>)                                           10,660,107
Liabilities in excess
  of Other Assets:  (0.1)%                                             (15,512)
                                                                   -----------
NET ASSETS: 100.0%                                                 $10,644,595
                                                                   -----------
                                                                   -----------

 *<F2>  Non-income producing security.
 +<F3> At February 29, 2004, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                               $2,498,457
        Gross unrealized depreciation
                                                                      (176,148)
                                                                    ----------
        Net unrealized appreciation                                 $2,322,309
                                                                    ----------
                                                                    ----------

                See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost $8,337,798)              $10,660,107
Receivables:
   Dividends and interest                                                2,090
Prepaid expenses                                                        15,109
                                                                   -----------
       Total assets                                                 10,677,306
                                                                   -----------

LIABILITIES
Payables:
   Advisory fee                                                          3,674
   Administration fees                                                   2,378
   Custody fees                                                            471
   Fund accounting fees                                                  6,251
   Transfer agent fees                                                   6,177
   Distribution fees                                                     4,303
Accrued expenses                                                         9,457
                                                                   -----------
       Total liabilities                                                32,711
                                                                   -----------

NET ASSETS                                                         $10,644,595
                                                                   -----------
                                                                   -----------
Shares outstanding (unlimited number
  of shares authorized, without par value)                             656,177
Net asset value, offering and redemption price per share           $     16.22
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
Paid-in capital                                                    $12,488,728
Accumulated net investment loss                                        (54,487)
Accumulated net realized loss on investments                        (4,111,955)
Net unrealized appreciation on investments                           2,322,309
                                                                   -----------
       Net assets                                                  $10,644,595
                                                                   -----------
                                                                   -----------

                See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the six months ended February 29, 2004 (Unaudited)

INVESTMENT INCOME
Income
   Dividends                                                        $   41,833
   Interest                                                              2,317
                                                                    ----------
       Total Income                                                     44,150
                                                                    ----------
Expenses
   Advisory fees                                                        61,648
   Administration fees                                                  14,924
   Fund accounting fees                                                 13,177
   Transfer agent fees                                                  13,053
   Distribution fees                                                    12,329
   Audit fees                                                            7,708
   Registration fees                                                     6,714
   Shareholder Reporting                                                 4,226
   Trustee fees                                                          3,109
   Legal fees                                                            1,989
   Custody fees                                                          1,791
   Miscellaneous fees                                                    1,740
   Insurance expense                                                       298
                                                                    ----------
       Total expenses                                                  142,706
       Less:  fees waived                                              (44,069)
                                                                    ----------
       Net expenses                                                     98,637
                                                                    ----------
           NET INVESTMENT LOSS                                         (54,487)
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       257,787
Change in net unrealized appreciation/(depreciation)
  on investments                                                     1,263,636
                                                                    ----------
   Net realized and unrealized gain on investments                   1,521,423
                                                                    ----------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                            $1,466,936
                                                                    ----------
                                                                    ----------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED
                                                        FEBRUARY 29, 2004       YEAR ENDED
                                                           (UNAUDITED)       AUGUST 31, 2003
                                                        -----------------    ---------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:

OPERATIONS
   Net investment loss                                     $   (54,487)         $  (93,927)
   Net realized gain (loss) on investments                     257,787            (308,044)
   Change in net unrealized
     appreciation/(depreciation)
     on investments                                          1,263,636           2,469,165
                                                           -----------          ----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                           1,466,936           2,067,194
                                                           -----------          ----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F4>                 (205,502)           (612,703)
                                                           -----------          ----------
       TOTAL INCREASE IN NET ASSETS                          1,261,434           1,454,491

NET ASSETS
   Beginning of period                                       9,383,161           7,928,670
                                                           -----------          ----------
   END OF PERIOD                                           $10,644,595          $9,383,161
                                                           -----------          ----------
                                                           -----------          ----------

(a)<F4>  A summary of capital share transactions is as follows:

                         SIX MONTHS ENDED
                        FEBRUARY 29, 2004                 YEAR ENDED
                           (UNAUDITED)                  AUGUST 31, 2003
                       -------------------           --------------------
                       Shares         Value          Shares         Value
                       ------         -----          ------         -----
Shares sold             19,039      $ 298,723         29,737      $ 310,589
Shares redeemed        (34,128)      (504,225)       (81,172)      (923,292)
                       -------      ---------        -------      ---------
Net decrease           (15,089)     $(205,502)       (51,435)     $(612,703)
                       -------      ---------        -------      ---------
                       -------      ---------        -------      ---------

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                          SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                            FEBRUARY 29,       ---------------------------------------------------------------
                                                2004           2003           2002           2001           2000          1999
                                                ----           ----           ----           ----           ----          ----
                                            (UNAUDITED)
Net asset value,
  beginning of period                          $13.98         $10.97         $12.74         $13.20         $10.43        $10.85
                                               ------         ------         ------         ------         ------        ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                             (0.08)         (0.14)         (0.17)         (0.13)         (0.17)        (0.07)
Net realized and unrealized
  gain (loss) on investments                     2.32           3.15          (1.60)         (0.33)          2.94         (0.34)
                                               ------         ------         ------         ------         ------        ------
Total from
  investment operations                          2.24           3.01          (1.77)         (0.46)          2.77         (0.41)
                                               ------         ------         ------         ------         ------        ------

LESS DISTRIBUTIONS:
From net investment income                         --             --             --             --             --         (0.01)
From net realized gain                             --             --             --             --             --            --
                                               ------         ------         ------         ------         ------        ------
Total distributions                                --             --             --             --             --         (0.01)
                                               ------         ------         ------         ------         ------        ------
Net asset value,
  end of period                                $16.22         $13.98         $10.97         $12.74         $13.20        $10.43
                                               ------         ------         ------         ------         ------        ------
                                               ------         ------         ------         ------         ------        ------
Total return                                    16.02%(1)<F5>  27.44%        (13.89)%        (3.48)%        26.56%        (3.78)%

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of period (millions)                      $10.6           $9.4           $7.9           $9.6          $10.8         $12.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                          2.89%(2)<F6>   3.29%          2.89%          2.74%          2.77%         2.47%
After fees waived
  and expenses absorbed                          2.00%(2)       2.00%          2.00%          2.00%          2.00%         2.00%(3)
                                                      <F6>                                                                     <F7>

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                         (1.99)%(2)     (2.48)%        (2.21)%        (1.68)%        (1.76)%       (0.85)%
                                                       <F6>
After fees waived
  and expenses absorbed                         (1.10)%(2)     (1.19)%        (1.32)%        (0.94)%        (0.99)%       (0.39)%(3)
                                                       <F6>                                                                     <F7>
Portfolio turnover rate                         22.43%(1)      39.25%         62.42%         72.15%         57.49%       122.00%
                                                      <F5>

(1)<F5> Not Annualized
(2)<F6> Annualized
(3)<F7> Excluding dividends paid on securities sold short representing 0.11% for the year ending August 31, 1999.

                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The Lighthouse Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended February 29, 2004, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the six months ended February 29, 2004, the Fund incurred $61,648 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended February 29, 2004, the Advisor waived fees of $44,069.

     At February 29, 2004, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $303,210. The Advisor may recapture a portion of the above amounts no later than the dates as stated below:
                        August 31,
         ----------------------------------------
         2004        2005        2006        2007
         ----        ----        ----        ----
       $73,777     $83,906     $101,458    $44,069

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect, wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Average Net Assets of the Fund     Fee or Fee Rate
     ------------------------------     ---------------
     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the six months ended February 29, 2004, the Fund incurred $14,924 in Administration fees.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Certain officers of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended February 29, 2004, the Fund paid to the Advisor, as Distribution Coordinator, $12,329.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended February 29, 2004 were $1,709,338 and $2,160,785, respectively.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                              Independent Trustees
                              --------------------

                                                                                   # of
                                      Term of                                      Funds in      Other
                         Position     Office and                                   complex       Directorships
Name, Age                Held with    Length of      Principal Occupation          overseen      Held by
and Address              the Trust    Time Served    During Past Five Years        by Trustee    Trustee
-----------              ---------    -----------    ----------------------        ----------    -------------
Dorothy A. Berry         Chairman     Indefinite     Talon Industries                   1        Not
(Born 1943)              and          Term           (administrative,                            Applicable
2020 E. Financial Way    Trustee      Since          management &
Suite 100                             May 1991       business consulting);
Glendora, CA 91741                                   formerly Chief
                                                     Operating Officer,
                                                     Integrated Assets
                                                     Management
                                                     (investment advisor
                                                     and manager) and
                                                     formerly President,
                                                     Value Line, Inc.,
                                                     (investment advisory &
                                                     financial publishing firm).

Wallace L. Cook          Trustee      Indefinite     Retired; formerly                  1        Not
(Born 1939)                           Term           Senior Vice President,                      Applicable
2020 E. Financial Way                 Since          Rockefeller Trust Co.;
Suite 100                             May 1991       Financial Counselor,
Glendora, CA 91741                                   Rockefeller & Co.

Carl A. Froebel          Trustee      Indefinite     Private Investor;                  1        Not
(Born 1938)                           Term           formerly Managing                           Applicable
2020 E. Financial Way                 Since          Director, Premier
Suite 100                             May 1991       Solutions, Ltd.;
Glendora, CA 91741                                   formerly President and
                                                     Founder, National
                                                     Investor Data Services,
                                                     Inc. (investment related
                                                     computer software).

Rowley W.P. Redington    Trustee      Indefinite     President; Intertech               1        Not
(Born 1944)                           Term           Computer Services                           Applicable
2020 E. Financial Way                 Since          Corp. (consumer
Suite 100                             May 1991       electronics and
Glendora, CA 91741                                   computer service and
                                                     marketing); formerly
                                                     Vice President, PRS of
                                                     New Jersey, Inc.
                                                     (management
                                                     consulting), and Chief
                                                     Executive Officer,
                                                     Rowley Associates
                                                     (consultants).

                                                  Interested Trustees and Officers
                                                  --------------------------------

Steven J. Paggioli       Trustee      Indefinite     Consultant, U.S.                   1        Trustee,
(Born 1950)                           Term           Bancorp Fund Services,                      Managers
2020 E. Financial Way                 Since          LLC since July, 2001;                       Funds
Suite 100                             May 1991       formerly Executive Vice
Glendora, CA 91741                                   President, Investment
                                                     Company Administration,
                                                     LLC ("ICA") (mutual
                                                     fund administrator and
                                                     the Fund's former
                                                     administrator).

Robert M. Slotky         President    Indefinite     Vice President, U.S.                        Not
(Born 1947)                           Term           Bancorp Fund Services,                      Applicable
2020 E. Financial Way                 Since          LLC since July, 2001;
Suite 100                             August 2002    formerly, Senior Vice
Glendora, CA  91741                                  President, ICA (May
                                                     1997-July 2001); former
                                                     instructor of accounting
                                                     at California State
                                                     University-Northridge
                                                     (1997).

Eric W. Falkeis          Treasurer    Indefinite     Vice President, U.S.                        Not
(Born 1973)                           Term           Bancorp Fund Services,                      Applicable
615 E. Michigan St.                   Since          LLC since 1997; Chief
Milwaukee, WI  53202                  August 2002    Financial Officer,
                                                     Quasar Distributors,
                                                     LLC, since 2000.

Chad E. Fickett          Secretary    Indefinite     Compliance                                  Not
(Born 1973)                           Term           Administrator, U.S.                         Applicable
615 E. Michigan St.                   Since          Bancorp Fund Services,
Milwaukee, WI  53202                  March 2002     LLC since July, 2000.

INFORMATION ABOUT PROXY VOTING (Unaudited)

     Information regarding how the Lighthouse Opportunity Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-866-811-0218 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004 on or through the SEC's website at www.sec.gov.

                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                             Houston, Texas  77024
                                 (713) 688-6881
                   Toll-Free Account Inquiries (866) 811-0218

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45201

                     Transfer and Dividend Disbursing Agent
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

                                 Legal Counsel
                       PAUL, HASTINGS, JANOFSKY & WALKER
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ---------------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                              ----------------------------------------
                              Robert M. Slotky, President

     Date     4-28-04
            ----------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F1> /s/ Robert M. Slotky
                                   -----------------------------------
                                   Robert M. Slotky, President

     Date     4-28-04
            ----------------------------------------------------------

     By (Signature and Title)*<F1> /s/ Eric W. Falkeis
                                   -----------------------------------
                                   Eric W. Falkeis, Treasurer

     Date     4-28-04
            ----------------------------------------------------------

*<F1> Print the name and title of each signing officer under his or her signature.